Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

UNDER SECTION 906 OF THE

SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Form 10-Q of Lynden Energy Corp. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Colin Watt, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 16, 2016	/s/ Colin Watt
Colin Watt President, Chief Executive Officer, Corporate Secretary and Director